                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 6, 2002
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported):


                                    SLI, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           OKLAHOMA                    0-25848                  73-1412000
-------------------------------      ------------           -------------------
(State or Other Jurisdiction of      (Commission              (IRS Employer
        Incorporation)               File Number)           Identification No.)


           500 CHAPMAN STREET, CANTON, MASSACHUSETTS           02021
           -----------------------------------------         ---------

           (Address of principal executive offices)         (zip code)


                                 (781) 828-2948
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         As previously reported, on September 9, 2002, SLI, Inc. (the "Company"), and certain of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Court"), in Wilmington, Delaware.

         On December 6, 2002, the Company filed a Notice of Filing of Monthly Operating Report covering the period from October 28, 2002 through December 1, 2002 (the "Monthly Operating Report"), with the Court as required by the Code. A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits:

      Number       Description

      99.1 Notice of Filing of Monthly Operating Report for period from October 28, 2002 through December 1, 2002
                   (including Exhibits).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SLI, Inc.


                                      By: /s/ Robert J. Mancini
                                         ---------------------------------------
                                         Name:  Robert J. Mancini
                                         Title: Chief Financial Officer




Date:  January 23, 2003

                                INDEX TO EXHIBITS

Number             Description
------             -----------
 99.1              Notice of Filing of Monthly Operating Report for period from
                   October 28, 2002 through December 1, 2002 (including
                   Exhibits).